Exhibit 10.48


                                 PROMISSORY NOTE

  Principal       Loan Date     Maturity      Loan No.       Call/Coll      Account       Officer     Initials
$1,000,000.00    03-29-2002    04-29-2002   400017332463                  00000016215      10136     [ILLEGIBLE]

  References in the shaded area are for Lender's use only and do not limit the applicability of this document to any particular loan or item.
Any item above containing ***** has been omitted due to text length limitations.

Borrower: PHONE 1, INC (TIN: 65-1060211)             Lender: Eagle National Bank of Miami
          100 North Biscayne Blvd. Suite 2500                701 Brickell Avenue Suite 1250
          Miami, FL 33132                                    Miami, FL 33131

Principal Amount: 1,000,000.00     Initial Rate: 5.750%     Date of Agreement: March 29, 2002

PROMISE TO PAY, PHONE 1, INC ("Borrower") promises to pay to Eagle National Bank of Miami ("Lender"), or order, in lawful money of the United States of America, the principal amount of One Million & 00/100 Dollars ($1,000,000.00), together with Interest on the unpaid principal balance from March 29, 2002, until paid in full. The Interest rate will not increase above 25.000%.

PAYMENT. Borrower will pay this loan in one principal payment of $1,000,000.00 plus Interest on April 29, 2002. This payment due on April 29, 2002, will be for all principal and all accrued interest not yet paid. Unless otherwise agreed or required by applicable law, payments will be applied first to accrued unpaid interest, then to principal, and any remaining amount to any unpaid collection costs and late charges. The annual interest rate for this Note is computed on a 365/360 basis; that is, by applying the ratio of the annual interest rate over a year of 360 days, multiplied by the outstanding principal balance, multiplied by the actual number of days the principal balance is outstanding. Borrower will pay Lender at Lender's address shown above or at such other place as Lender may designate in writing.

VARIABLE INTEREST RATE. The interest rate on this Note is subject to change from time to time based on changes in an independent index which is the Wall Street Prime Rate (the "index"). The Index is not necessarily the lowest rate charged by Lender on its loans. If the index becomes unavailable during the term of this Loan, Lender may designate a substitute index after notice to Borrower. Lender will tell Borrower the current index rate upon Borrower's request. The interest rate change will not occur more often than each Day. Borrower understands that Lender may make loans based on other rates as well. The index currently is 4.750% per annum. The interest rate to be applied to the unpaid principal balance of this Note will be at a rate of 1.000 percentage point over the index, rounded to the nearest 0.125 percent, resulting in an initial rate of 5.750% per annum. Notwithstanding the foregoing, the variable interest rate or rates provided for in this Note will be subject to the following maximum rate. NOTICE:
Under no circumstances will the effective rate of interest on the Note be more than (expect for any higher default rate shown below) the lesser of 25.000% per annum or the maximum rate allowed by applicable law.

PREPAYMENT. Borrower may pay without penalty all or a portion of the amount owed earlier than it is due. Early payments will not, unless agreed to by Lender in writing, relieve Borrower of Borrower's obligation to continue to make payments under the payment schedule. Rather, early payments will reduce the principal balance due. Borrower agrees not to send Lender payments marked "paid in full", "without recourse", or similar language. If Borrower sends such a payment, Lender may accept it without losing any of Lender's rights under this Note, and Borrower will remain obligated to pay any further amount owed to Lender. All written communications concerning disputed amounts, including any check or other payment instrument that indicates that the payment constitutes "payment in full" of the amount owed or that is tendered with other conditions or limitations or as full satisfaction of a disputed amount must be mailed or delivered to Eagle National Bank of Miami, 066006349, 701 Brickell Avenue Suite 1250 Miami, FL 33131.

LATE CHARGE. If a payment is 10 days or more late, Borrower will be charged 5.000% of the unpaid portion of the regularly scheduled payment.

INTEREST AFTER DEFAULT. Upon default, including failure to pay upon final maturity, Lender, at its option, may, if permitted under applicable law, increase the variable interest rate on this Note to 18.000% per annum, if and to the extent that the increase does not cause the interest rate to exceed the maximum rate permitted by applicable law.

DEFAULT. Each of the following shall constitute an event of default ("Event of Default") under this Note:

         Payment Default. Borrower fails to make any payment when due under this Note.

         Other Defaults. Borrower fails to comply with or to perform any other term, obligation, covenant or condition contained in the Note or in any of the related documents or to comply with or to perform any term, obligation, covenant or condition contained in any other agreement between Lender and Borrower.

         Default in favor of Third Parties. Borrower or any Grantor defaults under any loan, extension of credit, security agreement, purchase or sales agreement, or any other agreement, in favor of any other creditor or person that may materially affect any of Borrower's property or Borrower's ability to repay this Note or perform Borrower's obligations under this Note or any of the related documents.

         False Statements. Any warranty, representation or statement made or furnished to Lender's by Borrower or on Borrower's behalf under this Note or the related documents is false or misleading in any material respect either now or at the time made or furnished or becomes false or misleading at any time thereafter.

         Insolvency. The dissolution or termination of Borrower's existence as a going business, the insolvency of Borrower, the appointment of a receiver for any part of Borrower's property, any assignment for the benefit of creditors, any type of creditor workout, or the commencement of any proceeding under any bankruptcy or insolvency laws by or against Borrower.

         Creditor or Forfeiture Proceedings. Commencement of foreclosure or forfeiture proceedings, whether by judicial proceeding, self help, repossession or any other method, by law creditor of Borrower or by any governmental agency against any collateral securing the loan. This includes a garnishment of any of Borrower's accounts, including deposit accounts, with Lender. However, this Event of Default shall not apply if there is good faith dispute by Borrower as to the validity or reasonableness of the claim which is the basis of the creditor or forfeiture proceeding and if the Borrower gives Lender written notice of the creditor or forfeiture proceeding and deposits with Lender monies or a security bond for the creditor or forfeiture proceeding, in an amount determined by Lender, in its sole discretion, as being an adequate reserve or bond for the dispute.

         Events Affecting Guarantor. Any of the preceding events occurs with respect to any Guarantor of any of the indebtedness or any Guarantor dies or becomes incompetent, or revokes or disputes the validity of, or liability under, any guaranty of the indebtedness evidenced by this Note. In the event of a death, Lender, at its option, may, but shall not be required to, permit the Guarantor's estate to assume unconditionally the obligations arising under the guaranty in a manner satisfactory to Lender and, in doing so, cure any Event of Default.

         Change in Ownership. Any change in ownership of twenty-five percent (25%) or more of the common stock of Borrower.

         Adverse Change. A material adverse change occurs in Borrower's financial condition, or Lender believes the prospect of payment or performance of this Note is impaired.

         Insecurity. Lender in good faith believes itself insecure.

         Cure Provisions. If any default, other than a default in payment is curable and if Borrower has not been given a notice of a breach of the same provision of this Note within the preceding twelve (12) months, it may be cured (and no event of default will have occurred) if Borrower, after

                                 PROMISSORY NOTE
                                   (Continued)

Loan No: 400017332463                                                     Page 2

         receiving written notice from Lender demanding cure of such default:
         (1) cures the default within ten (10) days; or (2) if the cure requires more than ten (10) day, immediately initiates steps which Lender deems in Lender's sole discretion to be sufficient to cure the default and thereafter continues and completes all reasonable and necessary steps sufficient to produce compliance as soon as reasonably practical.

LENDER'S RIGHTS. Upon default, Lender may declare the entire unpaid principal balance on this Note and all accrued unpaid interest immediately due, and then Borrower's will pay that amount.

ATTORNEY'S FEES: EXPENSES. Lender may hire or pay someone else to help Collect this Note if Borrower does not pay. Borrower will pay Lender the amount of these costs and expenses, which includes, subject to any limits under applicable law, Lender's reasonable attorneys' fees and Lender's legal expenses whether or not there is a lawsuit, including reasonable attorneys' fees and legal expenses for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), and appeals. If not prohibited by applicable law, Borrower also will pay any court costs, in addition to all other sums provided by law.

JURY WAIVER. Lender and Borrower hereby waive the right to any jury trial in any action, proceeding, or counterclaim brought by either Lender or Borrower against the other. (Initial Here)

GOVERNING LAW. This Note will be governed by, construed and enforced in accordance with federal law and the laws of the State of Florida. This Note has been accepted by Lender in the State of Florida.

DISHONORED ITEM FEE. Borrower will pay a fee to Lender of $30.00 if Borrower makes a payment on Borrower's loan and the check or preauthorized charge with which Borrower pays it later dishonored.

RIGHT OF SETOFF. To the extent permitted by applicable law, Lender reserves the right of setoff in all Borrower's accounts with Lender (whether checking, savings, or some other account). This includes all accounts Borrower holds jointly with someone else and all accounts Borrower may open in the future. However, this does not include in IRA or Keogh accounts, or any trust accounts for which setoff would be prohibited by law. Borrower authorizes Lender, to the extent permitted by applicable law, to charge or setoff all sums owing on the debt against any and all such accounts, and, at Lender's option, to administratively freeze all such accounts to allow Lender to protect Lender's charge and setoff rights provided in this paragraph.

DOCUMENTARY STAMP TAX. Florida Documentary Stamp Tax required by law in the amount of Three Thousand Five Hundred Dollars and 00/100 ($3,500.00) has been paid or will be paid directly to the Department of Revenue.

SUCCESSOR INTERESTS. The terms of this Note shall be binding upon Borrower, and upon Borrower's heirs, personal representative, successors and assigns, and shall inure to the benefit of Lender and its successors and assigns.

NOTIFY US OF INACCURATE INFORMATION WE REPORT TO CONSUMER REPORTING AGENCIES. Please notify us if we report any inaccurate information about your account(s) to a consumer reporting agency. Your written notice describing the specific inaccuracy(ies) should be sent to us at the following address: Eagle National Bank of Miami 066006349 701 Brickell Avenue Suite 1250 Miami, FL 33131.

GENERAL PROVISIONS. If any party of this Note cannot be enforced, this fact will not affect the rest of the Note. Borrower does not agree or intend to pay, and Lender does not agree or intend to contract for, charge, collect, take, reserve or receive (collectively referred to herein as "charge or collect"), any amount in the nature of interest or in the nature of a fee for this loan, which would in any way or event (including demand, prepayment, or acceleration) cause Lender to charge or collect more for this loan than the maximum Lender would be permitted to charge or collect by federal law or the law the State of Florida (as applicable). Any such excess interest or unauthorized fee shall, instead of anything stated to the contrary, be applied first to reduce the principal balance of this loan, and when the principal has been paid in full, be refunded to Borrower. Lender may delay or forgo enforcing any of its rights or remedies under this Note without losing them. Borrower and any other person who signs, guarantees or endorses this Note, to the extent allowed by law, waive presentment, demand for payment,a nd notice of dishonor. Upon any change in the terms of this Note, and unless otherwise expressely stated in writing, no party who signs this Note, whether as maker, guarantor, accommodation maker or endorsar, shall be released from liability. All such parties agree that Lender may renew or extend (repeatedly and for any length of time) this loan or release any party or guarantor or collateral; or impair, fail to realize upon or perfect Lender's security interest in the collateral; and take any other action deemed necessary by Lender without the consent of or notice to anyone. All such parties also agree that Lender may modify this loan without the consent of or notice to anyone other than the party with whom the modification is made. The obligations under this Note are joint and several.

PRIOR TO SIGNING THIS NOTE, BORROWER READ AND UNDERSTOOD ALL THE PROVISIONS OF THIS NOTE, INCLUDING THE VARIABLE INTEREST RATE PROVISIONS. BORROWER AGREES TO THE TERMS OF THE NOTE.

BORROWER ACKNOWLEDGES RECEIPT OF A COMPLETED COPY OF THIS PROMISSORY NOTE.

BORROWER:


PHONE 1, INC


By: /s/ Dario Echeverry
--------------------------------------------------
        Dario Echeverry, President of PHONE 1, INC

By: /s/ Syed Arshad Naqvi
----------------------------------------------------------
Syed Arshae Naqvi, Chief Financial Officer of PHONE 1, INC

                CORPORATE RESOLUTION TO BORROW / GRANT COLLATERAL

  Principal       Loan Date     Maturity      Loan No.       Call/Coll      Account       Officer     Initials
$1,000,000.00    03-29-2002    04-29-2002   400017332463                  00000016215      10136     [ILLEGIBLE]

  References in the shaded area are for Lender's use only and do not limit the applicability of this document to any particular loan or item.
Any item above containing ***** has been omitted due to text length limitations.

Corporation: PHONE 1, INC (TIN: 65-1060211)             Lender: Eagle National Bank of Miami
             100 North Biscayne Blvd. Suite 2500                701 Brickell Avenue Suite 1250
             Miami, FL 33132                                    Miami, FL 33131

I THE UNDERSIGNED DO HEREBY CERTIFY THAT:

THE CORPORATIONS'S EXISTENCE. The complete and correct name of the Corporation is PHONE 1, INC ("Corporation"). The Corporation is a corporation for profit which is, and at all times shall be, duly organized validly existing and in good standing under and by virtue of the laws of the State of Florida. The Corporation is duly authorized for transact business in all other states in which the Corporation is doing business, having obtained all necessary filings, governmental licenses and approvals for each state in which the Corporation is doing business. Specifically, the Corporation is, and at all times shall be duly qualified as a foreign corporation in all states in which the failure to so qualify would have material adverse effect on its business or financial condition. The Corporation has the full power and authority to won to properties and to transact the business in which it is presently engage or presently proposes to engage. The Corporation maintains an office at 100 North Biscayne Blvd. Suite 2500, Miami, FL 33132. Unless the Corporation has designated otherwise in writing, the principal office is the office at which the Corporation keeps its books and records. The Corporation will notify Lender prior to any change in the location of the Corporation's state of organization or any change in the Corporation's name. The Corporation shall do all things necessary to preserve and to keep in full force and effect its existence, rights and privileges, and shall comply with all regulations, rules, ordinances, statutes, orders and decrees of any governmental or quasi-governmental authority or court applicable to the Corporation and Corporation's business activities.

RESOLUTION ADOPTED. At a meeting of the Directors of the Corporation or the Corporation is a close corporation having no Board of Directors then at a meeting of the Corporation's shareholders, duly called and held on March 29, 2002, at which a quorum was present and voting or by other duly authorized action in lieu of a meeting, the resolution set forth in this Resolution were adopted.

OFFICERS. The following named persons are officers of PHONE 1, INC:

         NAMES                      TITLES                    AUTHORIZED                 ACTUAL SIGNATURES
         -----                      ------                    ----------                 -----------------

         Dario Echeverry            President                      Y                      /s/ Dario Echeverry

         Syed Arshad Naqvi          Chief Financial Officer        Y                      /s/ Syed Arshad Naqvi

ACTIONS AUTHORIZED. Both of the authorized persons listed above may enter into any agreements of any nature with Lender, and those agreements will bind the Corporation and Lender, such sum or sums of money as in their judgment should be borrowed, without limitation.

         Borrow Money. To borrow as a cosigner or otherwise from time to time from Lender on such terms as may be agreed upon between this Corporation and Lender, such sum or sums of money as in their judgment should be borrowed without limitation.

         Executive Notes. To execute and deliver to Lender the promissory note or notes, or other evidence of the Corporation's credit accommodations, on Lender's forms, at such rates of interest and on such terms as may be agreed upon, evidencing the sums of money so borrowed or any of the Corporation's indebtedness to Lender, and also to execute and deliver to Lender one or more renewals, extensions, modifications, refinancings, consolidations, or substitutions for one or more of the notes, any portion of the notes, or any other evidence of credit accommodations.

         Grant Security. To mortgage, pledge, transfer, endorse, hypothecate, or otherwise, encumber and deliver to Lender any property now or hereafter belonging to the Corporation or in which the Corporation now or hereafter may have an interest, including without limitation all real property and all personal property and all personal property (tangible or intangible) of the Corporation, as security for the payment of any loans or credit accommodations so obtained, any promissory notes so executed (including any amendments to or modifications, renewals, and extensions of such promissory notes), or any other or further indebtedness of the Corporation's to Lender at any time owing however the same may be evidenced. Such property may be mortgaged, pledged, transferred, endorsed, hypothecated or encumbered at the time such loans are obtained or such indebtedness is incurred, or at any other time or times, and may be either in addition to or in lieu of any property theretofore mortgaged, pledged, transferred, endorsed, hypothecated or encumbered.

         Executive Security Documents. To execute and deliver it to Lender the forms of mortgage, deed of trust, pledge agreement, hypothecation agreement, and other security agreements and financing statements which Lender may require and which shall evidence the terms and conditions under and pursuant to which such liens and encumbrances, or any of them, are given and also to execute and deliver to Lender any other written instruments, any chatter paper, or any other collateral, of any kind or nature, which Lender may deem necessary or proper in connection with or pertaining to the giving of the liens and encumbrances. Notwithstanding the foregoing, any other of the above authorized persons may execute, deliver, or record financing statements.

         Negotiate Items. To draw, endorse, and discount with Lender all drafts, trade acceptances, promissory notes or other evidences of indebtedness payable to or belonging to the Corporation or in which the Corporation may have an interest and either to receive cash for the same or to cause such proceeds to be credited to the Corporation's account with Lender, or to cause such other disposition of the proceeds derived therefrom as they may deem advisable.

         Further Acts. In the case of the lines of credit, to designate additional or alternate individuals as being authorized to request advances uner such lines, and in all cases, to do and perform such other acts and things to pay and and all fees and costs and to execute and deliver such other documents and agreements, including agreements waiving the right to a trial by jury, as the officers may in their discretions deem reasonably necessary or proper in order to carry into effect the provisions of this Resolution.

ASSUMED BUSINESS NAMES. The Corporation has filed or recorded all documents or filings required by law relating to all assumed business names used by the Corporation. Excluding the name of the Corporation the following is a complete list of all assumed business names under which the Corporation does business; None.

NOTICES TO LENDER. This Corporation will promptly notify Lender in writing at Lender's address shown above (or such other addresses as Lender may designate from time to time) prior to any: (A) change in the Corporation's name: (B) change in the Corporation's assumed business name(s): (C) change in the management of the Corporation: (D) change in the authorized signer: (E) change in the Corporation's principal office address: (F) change in the Corporation's state of organization: (G) conversion of the Corporation to a new or different type of business entity; or (H) change in any other aspect of the Corporation that directly or indirectly relates to any agreements between the Corporation and Lender. No change in the Corporation's name or state of organization will take effect until after Lender has received notice.

CERTIFICATION CONCERNING OFFICERS AND RESOLUTIONS. The officers named above are duly elected, appointed, or employed by or for the Corporation as the case may be, and occupy the positions set opposite their respective names. This Resolution now stands of record on the books of the Corporation, is in full force and effect and has not been modified or revoked in any manner whatsoever.

CONTINUING VALIDITY. Any and all acts pursuant to this Resolution and performed prior to the passage of this Resolution are hereby ratified and approved. This Resolution shall be continuing, shall remain in full force and effect and Lender may rely on it until written notice of its revocation shall have been delivered to and received by Lender at Lender's address shown above (or such addresses as Lender may designate from time to time). Any such notice shall not affect any of the Corporation's agreements or commitments in effect at the time notice is given.

IN TESTIMONY WHEREOF, I have hereunto set my hand, affixed the seal of the Corporation and attest that the signatures set opposite the names listed above are their genuine signatures.

I have read all the provisions of this Resolution on behalf of the Corporation certify that all statements and representative made in this Resolution are true and correct. This Corporate Resolution to Borrow / Grant Collateral is dated March 29, 2002.

                                      CERTIFIED TO AND ATTESTED BY:

CORPORATE                             /s/ Syed Arshad Naqvi
SEAL                                  ------------------------------------------
                                      Syed Arshad Naqvi, Chief Financial Officer

                               COMMERCIAL GUARANTY

  Principal       Loan Date     Maturity      Loan No.       Call/Coll      Account       Officer     Initials
                                                                          00000005111      10136     [ILLEGIBLE]

  References in the shaded area are for Lender's use only and do not limit the applicability of this document to any particular loan or item.
Any item above containing ***** has been omitted due to text length limitations.

Borrower: PHONE 1, INC (TIN: 65-1060211)             Lender: Eagle National Bank of Miami
          100 North Biscayne Blvd. Suite 2500                701 Brickell Avenue Suite 1250
          Miami, FL 33132                                    Miami, FL 33131

Guarantor:  Jaime Gilinski
            10101 Collins Avenue Apt. 10F
            Bal Harbour, FL 33154-1641

AMOUNT OF GUARANTY. The amount of this Guaranty is Unlimited.

CONTINUING UNLIMITED GUARANTY. For good and valuable consideration, Jaime Gilinski ("Guarantor") absolutely and unconditionally guarantees and promises to pay to Eagle National Bank of Miami ("Lender") or its order, in legal tender of the United States of America, the indebtedness (as the term is defined below) of PHONE 1, INC ("Borrower") to Lender on the terms and conditions set forth in this Guaranty. Under this Guaranty, the liability of Guarantor is unlimited and the obligations of Guarantor are continuing.

INDEBTEDNESS GUARANTEED. The indebtedness guaranteed by this Guaranty includes any and all of Borrower's indebtedness to Lender and is used in the most comprehensive sense and means and includes any and all of Borrower's liabilities, obligations and debts to Lender, now existing or hereinafter incurred or created, including, without limitation, all loans, advances, interest, costs, debts, overdraft indebtedness, credit card indebtedness, lease obligations, and liabilities of Borrower, or any of them, and any present of future judgments against Borrower, or any of them, and whether any such indebtedness is voluntarily or involuntarily incurred, due or not due, absolute or contingent, liquidated or unliquidated, determined or undetermined; whether Borrower may be liable individually or jointly with others, or primarily or secondarily, or as guarantor or surety; whether recovery on the indebtedness may be or may become barred or unenforceable against Borrower for any reason whatsoever; and whether the indebtedness arises from transactions which may be voidable on account of infancy, insanity, ultra vires, or otherwise.

DURATION OF GUARANTY. This Guaranty will take effect when received by Lender without the necessity of any acceptance by Lender, or any notice to Guarantor or to Borrower, and will continue in full force until all indebtedness incurred or contracted before receipt by Lender of any notice of revocation shall have been fully and finally paid and satisfied and all of Guarantor's other obligations under this Guaranty shall have been performed in full. If Guarantor elects to revoke this Guaranty, Guarantor may only do so in writing. Guarantor's written notice of revocation must be mailed to Lender, be certified mail, at Lender's address listed above or such other place as Lender may designate in writing. Written revocation of the Guaranty will apply only to advances or new indebtedness created after actual receipt by Lender of Guarantor's written revocation. For this purpose and without limitation, the term "new indebtedness" does not include indebtedness which at the time of notice of revocation is contingent, unliquidated, undetermined or not due and which later becomes absolute, liquidated, determined or due. This Guaranty will continue to bind Guarantor for all indebtedness incurred by indebtedness Guarantor Borrower or committed by Lender prior to receipt of Guarantor's written notice of revocation, including any extensions, renewals, substitutions or modifications of the indebtedness. All renewals, extensions, substitutions, and modifications of the indebtedness granted after Guarantor's revocation, are contemplated under this Guaranty and, specifically will not be considered to be new indebtedness. This Guaranty shall bind Guarantor's estate at to indebtedness created both before and after Guarantor's death or incapacity, regardless of Lender's actual notice of Guarantor's death. Subject to the foregoing, Guarantor's executor or administrator or other legal representative may terminate this Guaranty in the same manner in which Guarantor might have terminated it and with the same effect. Release of any other guarantor or termination of any other guaranty of the indebtedness, even to zero dollars ($0.00), prior to Guarantor's written revocation of this Guaranty shall not constitute a termination of this Guaranty. This Guaranty is binding upon Guarantor and Guarantor's heirs, successors and assigns so long as of the guaranteed indebtedness remains unpaid and even though the indebtedness guaranteed may from time to time be zero dollars ($0.00).

GUARANTOR'S AUTHORIZATION TO LENDER. Guarantor authorizes Lender, either before or after any revocation hereof, without notice or demand and without lessening Guarantor's liability under this Guaranty, from time to time: (A) prior to revocation as set forth above, to make one or more additional secured or unsecured loans to Borrower, to lease equipment or other goods to Borrower, or otherwise to extend additional credit to Borrower, (B) to alter, compromise, renew, extend, accelerate, or otherwise change one or more times the time for payment or other terms of the indebtedness or any part of the indebtedness, including increases and decreases of the rate of interest on the indebtedness; extensions may be repeated and may be for longer than the original loan term;
(C) to take and hold security for the payment of this Guaranty or the indebtedness, and exchange, enforce, waive, subordinate, fail or decide not to perfect, and release any such security, with or without the substitution of new collateral; (D) to release, substitute, agree not to sue, or deal with any one or more of Borrower's sureties, endorsers, or other guarantors or any terms or in any manner Lender may choose; (E) to determine how, when and what application of payments and credits shall be made on the indebtedness (F) to apply such security and direct the order or manner of sale thereof, including without limitation, any non-judicial sale permitted by the terms of the controlling security agreement or deed of trust, as Lender in its discretion may determine;
(G) to sell, transfer, assign or grant participations in all or any part of the indebtedness; and (H) to assign or transfer this Guaranty in whole or in part.

GUARANTOR'S REPRESENTATIONS AND WARRANTIES. Guarantor represents and warrants to Lender that (A) no representations or agreements of any kind have been made to Guarantor which would limit or qualify in any way the terms of this Guaranty;
(B) this Guaranty is executed at Borrower's request and not at the request of Lender; (C) Guarantor has full power, right and authority to enter into this Guaranty; (D) the provisions of this Guaranty do not conflict with or result in a default under any agreement or other instrument binding upon Guarantor and do not result in a violation of any law, assign, encumber, hypothecate, transfer, or otherwise dispose of all or substantially all of Guarantor's assets, or any interest therein; (F) upon Lender's request, Guarantor will provide to Lender financial and credit information in form acceptable to Lender, and all such financial information which currently has been, and all future financial information which will be provided to Lender is an will be true and correct in all material respects and fairly present Guarantor's financial condition as of the dates the financial information is provided; (G) no material adverse change has occurred in Guarantor's financial condition since the date of the most recent financial statements provided to Lender and no event has occurred which may materially adversely affect Guarantor's financial condition; (H) no litigation, claim, investigation, administrative proceeding or similar action (including those for unpaid taxes) against Guarantor is pending or threatened;
(I) Lender has made no representation to Guarantor as to the creditworthiness of Borrower; and (J) Guarantor has established adequate means of obtaining from Borrower on a continuing basis information regarding Borrower's financial condition. Guarantor agrees to keep adequately informed from such means of any facts, events, or circumstances which might in any way affect Guarantor's risks under this Guaranty, and Guarantor further agrees that, absent a request for information, Lender shall have no obligation to disclose to Guarantor any information or documents acquired by Lender in the course of its relationship with Borrower.

GUARANTOR'S WAIVERS. Except as prohibited by applicable law, Guarantor waives any right to require Lender (A) to continue lending money or to extend other credit to Borrower; (B) to make any presentment, protest, demand, or notice of any kind, including notice of any nonpayment of the indebtedness or of any nonpayment related to any collateral, or notice of any action or nonaction on the part of Borrower, Lender, any surety, endorser, or other guarantor in connection with the indebtedness or in connection with the creation of new or additional loans or obligations; (C) to resort for payment or to proceed directly or at once against any person, including Borrower or any other guarantor; (D) to proceed directly against or exhaust any collateral held by Lender from Borrower, any other guarantor, or any other person; (E) to pursue any other remedy within Lender's power; or (F) to commit any act or omission of any kind, or at any time, with respect to any matter whatsoever.

In addition to the waivers set forth herein, if now or hereafter Borrower is or shall become insolvent and the indebtedness shall not at all times until paid be fully secured by collateral pledged by Borrower, Guarantor hereby forever waives and gives up in favor of Lender and Borrower, and Lender's and Borrower's respective successors, any claim or right to payment Guarantor may now have or hereafter have or acquire against Borrower, by subrogation or otherwise, so that at not time shall Guarantor be or become a "creditor" of Borrower within the meaning of 11 U.S.C. section 547(b), or any successor provision of the Federal bankruptcy laws.

Guarantor also waives any and all rights or defenses arising by reason of (A) any "one action" or "anti-deficiency" law or any other law which may prevent Lender from bringing any action, including a claim for deficiency, against Guarantor, before or after Lender's commencement or completion of any foreclosure action, either judicially or by exercise of a power of sale; (B) any election of remedies by Lender which destroys or otherwise adversely affects Guarantor's subrogation rights or Guarantor's rights to proceed against Borrower for reimbursement, including without limitation, any loss of rights Guarantor may suffer by reason of any law limiting, qualifying, or discharging the indebtedness; (C) any disability or other defense of Borrower, of any other guarantor, or of any other person, or by reason of the cession of Borrower's liability from any cause whatsoever, other than payment in full in legal tender, of the indebtedness; (D) any right to claim discharge of the indebtedness of the basis of unjustified impairment of any collateral for the indebtedness of Borrower to Lender which is not barred by any applicable statute of limitations; or (F) any defenses given to guarantors at law or in equity other than actual payment and performance of the indebtedness. If payment is made by Borrower, whether voluntarily or otherwise, or by any third party, on the Indebtedness and thereafter Lender is forced to remit the amount of that payment to Borrower's trustee in bankruptcy or to any similar person under any federal or state bankruptcy law or law for the relief of debtors, the Indebtedness shall be considered unpaid for the

                               COMMERCIAL GUARANTY
                                  (Continued)

Loan No: 400017332463                                                     Page 2

purpose of the enforcement of the Guaranty.

Guarantor further waives and agrees to assert or claim at any time any deductions to the amount guaranteed under this Guaranty for any claim of setoff, counterclaim, counter demand, recoupment or similar right, whether such claim, demand or right may be asserted by the Borrower, the Guarantor, or both.

GUARANTOR'S UNDERSTANDING WITH RESPECT TO WAIVERS. Guarantor warrants and agrees that each of the waivers set forth above is made with Guarantor's full knowledge of its significance and consequences and that, under the circumstances, the waivers are reasonable and not contrary to public policy or law. If any such waiver is determined to be contrary to any applicable law or public policy, such waiver shall be effective only to the extent permitted by law or public policy.

RIGHT OF SETOFF. To the extent permitted by applicable law, Lender reserves a right of setoff in all Guarantor's accounts with Lender (whether checking, savings, or some other account). This includes all accounts Guarantor holds jointly with someone else and all accounts Guarantor may open in the future. However, this does not included an IRA or Keogh accounts, or any trust accounts for which setoff would be prohibited by law. Guarantor authorizes Lender, to the extent permitted by applicable law, to hold these funds if there is a default, and Lender may apply the funds in these accounts to pay what Guarantor owes under the terms of the Guaranty.

SUBORDINATION OF BORROWER'S DEBTS TO GUARANTOR. Guarantor agrees that the Indebtedness of Borrower to Lender, whether now existing or hereafter created, shall be superior to any claim that Guarantor may now have or hereafter acquire against Borrower, whether or not Borrower becomes insolvent. Guarantor hereby expressly subordinates any claim Guarantor may have against Borrower, upon any account whatsoever, to any claim that Lender may now or hereafter have against Borrower. In the event of insolvency and consequent liquidation of the assets of Borrower, through bankruptcy, by an assignment for the benefit of creditors, by voluntary liquidation, or otherwise, the assets of Borrower applicable to the payment of the claims of both Lender and Guarantor shall be paid to Lender and shall be first applied by Lender to the Indebtedness of Borrower to Lender. Guarantor does hereby assign to Lender all claims which it may have or acquire against Borrower or against any assignee or trustee in bankruptcy of Borrower; provided however, that such assignment shall be effective only for the purpose of assuring to Lender full payment in legal tender of the Indebtedness. If Lender so requests, any notes or credit agreements now or hereafter evidencing any debts or obligations of Borrower to Guarantor shall be marked with a legend that the same are subject to this Guaranty and shall be delivered to Lender. Guarantor agrees, and Lender is hereby authorized, in the name of Guarantor, from time to time to execute and file financing statements and continuation statements and to execute such other documents and to take such other actions as Lender deems necessary or appropriate to perfect, preserve and enforce its rights under this Guaranty.

GARNISHMENT. Guarantor consents to the issuance of a continuing writ of garnishment or attachment against Guarantor's disposable earnings, in accordance with Section 222.11, Florida Statutes, in order to satisfy, in whole or in part, any money judgment entered in favor of Lender.

MISCELLANCEOUS PROVISIONS. The following miscellaneous provisions are a part of this Guaranty:

         Amendments. This Guaranty, together with any Related Documents, constitutes the entire understanding and agreement of the parties as to the matters set forth in this Guaranty. No alteration of or amendment to this Guaranty shall be effective unless given in writing and signed by the party or parties sought to be charged or bound by the alteration or amendment.

         Attorneys' Fees; Expenses. Guarantor agrees to pay upon demand all of Lender's costs and expenses, including Lender's reasonable attorneys' fees and Lender's legal expenses, incurred in connection with the enforcement of this Guaranty. Lender may hire or pay someone else to help enforce this Guaranty, and Guarantor shall pay the costs and expenses of such enforcement. Costs and expenses include Lender's reasonable attorneys' fees and legal expenses whether or not there is a lawsuit, including reasonable attorneys' fees and legal expenses for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), appeals, and any anticipated post-judgment collection services. Guarantor also shall pay all court costs and such additional fees as may be directed by the court.

         Caption Headings. Caption headings in this Guaranty are for convenience purposes only and are not to be used to interpret or define the provisions of this Guaranty.

         Governing Law. This Guaranty will be governed by, construed and enforced in accordance with federal law and the laws of the State of Florida. This Guaranty has been accepted by Lender in the State of Florida.

         Integration. Guarantor further agrees that Guarantor has read and fully understands the terms of this Guaranty; Guarantor has had the opportunity to be advised by Guarantor's attorney with respect to this Guaranty; the Guaranty fully reflects Guarantor's intentions and parol evidence is not required to interpret the terms of this Guaranty. Guarantor hereby indemnifies and holds Lender harmless from all losses, claims, damages, and costs (including Lender's attorneys' fees) suffered or incurred by Lender as a result of any breach by Guarantor of the warranties, representation and agreements of this paragraph.

         Interpretation. In all cases where there is more that one Borrower or Guarantor, then all words used in this Guaranty in the singular shall be deemed to have been used in the plural where the context and construction so require; and where there is more than one Borrower named in this Guaranty or when this Guaranty is executed by more than one Guarantor, the words "Borrower" and "Guarantor" respectively shall mean all and any one or more of them. The words "Guarantor," "Borrower," and "Lender" include the heirs, successors, assigns, and transferees of each of them. If a court finds that any provision of this Guaranty is not valid or should not be enforced, that fact by itself will not mean that the rest of this Guaranty will not be valid or enforced. Therefore, a court will enforce the rest of the provisions of this Guaranty even if a provision of this Guaranty may be found to be invalid or unenforceable. If any one or more of Borrower or Guarantor are corporations, partnerships, limited liability companies, or similar entities, it is not necessary for Lender to inquire into the powers of Borrower or Guarantor or of the officers, directors, partners, managers, or other agents acting or purporting to act on their belief, and any Loan indebtedness made or created in reliance upon the professed exercise of such powers shall be guaranteed under this Guaranty.

         Notices. Any notice required to be given under this Guaranty shall be given in writing, and, except for revocation notices by Guarantor, shall be effective when actually delivered, when actually received by telefacsimile (unless otherwise required by law), when deposited with a nationally recognized overnight courier, or, if mailed, when deposited in the United States mail, as first class, certified or registered mail postage prepaid, directed to the addresses show near the beginning of this Guaranty. All revocation notices by Guarantor shall be in writing and shall be effective upon delivery to Lender as provided in the section of this Guaranty entitled "DURATION OF GUARANTY." Any party may change its address for notices under this Guaranty by giving written notice to the other parties, specifying that the purpose of the notice is to change the party's address. For notice purpose, Guarantor agrees to keep Lender informed at all times of Guarantor's current address. Unless otherwise provided or required by law, if there is more than one Guarantor, any notice given by Lender to any Guarantor is deemed to be notice given to all Guarantors.

         No Waiver by Lender. Lender shall not be deemed to have waived any rights under the Guaranty unless such waiver is given in writing and signed by Lender. No delay or omission on the part of Lender in exercising any right shall operate as a waiver of such right or any other right. A waiver by Lender of a provision of this Guaranty shall not prejudice or constitute a waiver of Lender's right otherwise to demand strict compliance with that provision or any other provision of this Guaranty. No prior waiver by Lender, nor any course of dealing between Lender and Guarantor, shall constitute a waiver of any of Lender's rights or of any of Guaranty's obligations as to any future transactions. Whenever the consent of Lender is required under this Guaranty, the granting of such consent by Lender in any instance shall not constitute continuing consent to subsequent instances where such consent is required and in all cases such consent may be granted or withheld in the sole discretion of Lender.

         Successors and Assigns. Subject to any limitations stated in this Guaranty on transfer of Guarantor's interest, this Guaranty shall be binding upon and inure to the benefit of the parties, their successors and assigns.

         Waive Jury. Lender and Guarantor hereby waive the right to any jury trial in any action, proceeding, or counterclaim brought by either Lender or Borrower against the other. [Initial Here]

DEFINITIONS. The following capitalized words and terms shall have the following meanings when used in this Guaranty. Unless specifically stated to the contrary, all references to dollar amounts shall mean amounts in lawful money of the United States of America. Words and terms used in the singular shall include the plural, and the plural shall include the singular, as the context may require. Words and items not otherwise defined in this Guaranty shall have the meanings attributed to such items in the Uniform Commercial Code:

         Borrower. The word "Borrower" means PHONE 1, INC, and all other persons and entities signing the Note in whatever capacity.

         Guarantor. The word "Guarantor" means each and every person or entity signing this Guaranty, including without limitation Jaime Gilinski.

         Guaranty. The word "Guaranty" means the guaranty from Guarantor to Lender, including without limitation a guaranty of all or part of the Note.

         Indebtedness. The word "Indebtedness" means Borrower's indebtedness to Lender as more particularly described in this Guaranty.

         Lender. The word "Lender" means Eagle National Bank of Miami, its successors and assigns.

         Note. The word "Note" means the promissory note dated March 29, 2002, in the original principal amount of $1,000,000.00 from Borrower to Lender, together with all renewals of, extensions of, modifications of, refinancings of, consolidations of, and substitutions for the promissory note or agreement.

         Related Documents. The words "Related Documents" mean all promissory notes, credit agreements, loan agreements, environmental agreements, guaranties, security agreements, mortgage, deeds of trust, security deeds, collateral mortgage, and all other instruments,

                               COMMERCIAL GUARANTY
                                  (Continued)

Loan No: 400017332463                                                     Page 3

         agreements and documents, whether now or hereafter existing, executed in connection with the Indebtedness.

EACH UNDERSIGNED GUARANTOR ACKNOWLEDGES HAVING READ ALL THE PROVISIONS OF THIS GUARANTY AND AGREES TO ITS TERMS. IN ADDITION, EACH GUARANTOR UNDERSTANDS THAT THIS GUARANTY IS EFFECTIVE UPON GUARANTOR'S EXECUTION AND DELIVERY OF THIS GUARANTY TO LENDER AND THAT THE GUARANTY WILL CONTINUE UNTIL TERMINATED IN THE MANNER SET FORTH IN THE SECTION TITLED "DURATION OF GUARANTY". NO FORMAL ACCEPTANCE BY LENDER IS NECESSARY TO MAKE THIS GUARANTY EFFECTIVE. THIS GUARANTY IS DATED MARCH 29, 2002.

GUARANTOR:


/s/ Jaime Gilinski
----------------------------
Jaime Gilinski, Individually


                            INDIVIDUAL ACKNOWLEDGMENT


STATE OF FLORIDA           )
COUNTY OF DADE             )ss
                           )

The foregoing instrument was acknowledged before me this 29th day of March, 2002 by Jaime Gilinski, who is personally known to me or
who has produced                      as identification and did / did not
take an oath.


                   /s/ Olga S. Lucero
                   -------------------------------------------------------------

                   (Signature of Person Taking Acknowledgement)

                   Olga S. Lucero
                   -------------------------------------------------------------
                   (Name of Acknowledger Typed, Printed or Stamped)

                   V.P. & INTL. MGR.
                   -------------------------------------------------------------
                   (Title or Rank)


                   -------------------------------------------------------------
                   (Serial Number, if any)

                              LOAN REQUEST SUMMARY

  Principal       Loan Date     Maturity      Loan No.       Call/Coll      Account       Officer     Initials
$1,000,000.00    03-29-2002    04-29-2002   400017332463                  00000016215      10136     [ILLEGIBLE]

  References in the shaded area are for Lender's use only and do not limit the applicability of this document to any particular loan or item.
Any item above containing ***** has been omitted due to text length limitations.

Borrower: PHONE 1, INC (TIN: 65-1060211)             Lender: Eagle National Bank of Miami
          100 North Biscayne Blvd. Suite 2500                701 Brickell Avenue Suite 1250
          Miami, FL 33132                                    Miami, FL 33131

Miami, FL 33131

                                 SINGLE PAY LOAN
                                 (Variable Rate)

                                          Financed                   In Cash
                                        -------------                -------
         AMOUNT REQUESTED:              $1,000,000.00

         PREPAID FINANCE CHARGES:                0.00

         SECURITY INTEREST CHARGES:
              Documentary Stamps                                     3,500.00
                                                                   ----------

         NOTE AMOUNT:                   $1,000,000.00               $3,500.00


         PAYMENT CALCULATION:
                    Interest Method:               365/360
                    Disbursement Date:             03-29-2002
                    First Int Payment Date:        04-29-2002
                    Due Date:                      04-29-2002
                    Int Payment Period:            at Maturity
                    Variable Interest Rate:        5.750
                    Credit Insurance:              None
                    Final Payment:                 $1,004,951.39

                    Payment Schedule. Borrower's payment schedule consists of one payment of $1,004,951.39 on April 29, 2002, with interest calculated on the unpaid principal balances at an interest rate based on the Wall Street Prime Rate (currently 4.750%, plus a margin of 1.000 percentage points, the sum rounded to the nearest 0.125 percent, resulting in an initial interest rate of 5.750%. This estimated final payment is based on the assumption that all payments will be made exactly as scheduled and that the Index does not change; the actual final payment will be for all principal and accrued interest not yet paid, together with any other unpaid amounts under the Note.

                     APR    FINANCE CHARGE   AMOUNT FINANCED   TOTAL OF PAYMENTS
                    5.830%     $4,951.39      $1,000,000.00       $1,004,951.39

                    COLLATERAL: Unsecured.

                    TRANSACTION NUMBER: 613

NOTICE: This Loan Request Summary is for informational purposes only and does not obligate Lender in any way to make this loan or any other loan to Borrower. The fees and charges listed above are estimates only; and, if a loan is made, different or additional fees and charges may be imposed.

                           NOTICE OF FINAL AGREEMENT

  Principal       Loan Date     Maturity      Loan No.       Call/Coll      Account       Officer     Initials
$1,000,000.00    03-29-2002    04-29-2002   400017332463                  00000016215      101367   [ILLEGIBLE]

  References in the shaded area are for Lender's use only and do not limit the applicability of this document to any particular loan or item.
Any item above containing ***** has been omitted due to text length limitations.

Borrower: PHONE 1, INC (TIN: 65-1060211)             Lender: Eagle National Bank of Miami
          100 North Biscayne Blvd. Suite 2500                701 Brickell Avenue Suite 1250
          Miami, FL 33132                                    Miami, FL 33131

         BY SIGNING THIS DOCUMENT EACH PARTY REPRESENTS AND AGREES THAT: (A) THE WRITTEN LOAN AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES, (B) THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES, AND (C) THE WRITTEN LOAN AGREEMENT MAY NOT BE CONTRADICTED BY EVIDENCE OF ANY PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OR UNDERSTANDINGS OF THE PARTIES.


         As used in this Notice, the following terms have the following meanings:

                  Loan. The term "Loan" means the following described loan: a Variable Rate Nondisclosable Revolving Line of Credit Loan to a Corporation for $1,000,000.00 due on April 29, 2002. The reference rate (Wall Street Prime Rate, with an interest rate ceiling of 25.000%, currently 4.750%) is added to the margin of 1.000%, then rounded up to the nearest 0.125 percent, resulting in an initial rate of 5.750.

                  Loan Agreement. The term "Loan Agreement" means one or more promises, promissory notes, agreements, undertakings, security, agreements, deeds of trust or other documents, or commitments, or any combination of those actions or documents, relating to the Loan, including without limitation the following:

                                                         LOAN DOCUMENTS

                       Corporate Resolution: PHONE 1, INC                             Business Loan Agreement
                       Promissory Note                                                FL Commercial Guaranty: Jaime Gilinski
                       Disbursement Request and Authorization,                        Notice of Final Agreement
                       Financial Privacy Policy: PHONE 1, INC                         Financial Privacy Policy: Jaime Gilinski

                  Parties. The term "Parties" means Eagle National Bank of Miami and any and all entities or individuals who are obligated to repay the loan or have pledged property as security for the Loan, including without limitation the following:

                       Borrower:      PHONE 1, INC
                       Guarantor 1:   Jaime Gilinski

Each Party who signs below, other than Eagle National Bank of Miami, acknowledges, represents and warrants to Eagle National Bank of Miami that it has received, read and understood this Notice of Final Agreement. This Notice is dated March 29, 2002.

BORROWER:

Phone 1, INC

By: /s/ Dario Echeverry
    ----------------------------------------------
        Dario Echeverry, President of PHONE 1, INC

By: /s/ Syed Arshad Naqvi
    --------------------------------------------------
        Syed Arshad Naqvi, Chief Financial Officer of
        PHONE 1, INC

GUARANTOR:

By: /s/ Jaime Gilinski
    --------------------------------
        Jaime Gilinski, Individually

LENDER:

EAGLE NATIONAL BANK OF MIAMI

/s/ Olga S. Securo
---------------------
    Authorized Signer

                     DISBURSEMENT REQUEST AND AUTHORIZATION

  Principal       Loan Date     Maturity      Loan No.       Call/Coll      Account       Officer     Initials
$1,000,000.00    03-29-2002    04-29-2002   400017332463                  00000016215      10136     [ILLEGIBLE]

  References in the shaded area are for Lender's use only and do not limit the applicability of this document to any particular loan or item.
Any item above containing ***** has been omitted due to text length limitations.

Borrower: PHONE 1, INC (TIN: 65-1060211)             Lender: Eagle National Bank of Miami
          100 North Biscayne Blvd. Suite 2500                701 Brickell Avenue Suite 1250
          Miami, FL 33132                                    Miami, FL 33131

LOAN TYPE. This is a Variable Rate Nondisclosable Revolving Line of Credit Loan to a Corporation for $1,000,000.00 due on April 29, 2002. The reference rate (Wall Street Prime Rate, with an interest rate ceiling of 25.000%, currently 4.750%) is added to the margin of 1.000%, then rounded to the nearest 0.125 percent, resulting in an initial rate of 5.750.

PRIMARY PURPOSE OF LOAN. The primary purpose of this loan is for (please initial):

         [ ] Personal, Family, or Household Purposes or Personal Investment.

         [X] Business (including Real Estate Investment).

SPECIFIC PURPOSE. The specific purpose of this loan is: To cover an overdraft on account #04000173324.

      DISBURSEMENT INSTRUCTIONS. Borrower understands that no loan proceeds will be disbursed until all of Lender's conditions for making the loan have been satisfied. Please disburse the loan proceeds of $1,000,000.00 as follows:

                  Amount paid to Borrower directly:                             $1,000,000.00
                     $1,000,000.00 Deposited to Checking Account #4000173324    -------------

                  Note Principal:                                               $1,000,000.00

CHARGES PAID IN CASH. Borrower has paid or will pay in cash as agreed the following charges.

                  Prepaid Finance Charges Paid in Cash:                                $0.00

                  Other Charges Paid in Cash:                                      $3,750.00
                      $250.00 Loan Document Preparation
                      $3,500.00 Documentary Stamps                                 ---------

                  Total Charges Paid in Cash:                                      $3,750.00

FINANCIAL CONDEIION. BY SIGNING THIS AUTHORIZATION, BORROWER REPRESENTS AND WARRANTS TO LENDER THAT THE INFORMATION PROVIDED ABOVE IS TRUE AND CORRECT AND THAT THERE HAS BEEN NO MATERIAL ADVERSE CHANGE IN BORROWER'S FINANCIAL CONDITION AS DISCLOSED IN BORROWER'S MOST RECENT FINANCIAL STATEMENT TO LENDER. THIS AUTHORIZATION IS DATED MARCH 29, 2002.

BORROWER:

Phone 1, INC

By: /s/ Dario Echeverry
    -----------------------------------------------
        Dario Echeverry, President of PHONE 1, INC

By: /s/ Syed Arshad Naqvi
        ---------------------------------------------
        Syed Arshad Naqvi, Chief Financial Officer of
        PHONE 1, INC